UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Puma Biotechnology, Inc. (the “Company”) announced that the Committee for Medicinal Products for Human Use (“CHMP”) of the European Medicines Agency (“EMA”) has adopted a negative opinion, recommending the refusal of the Marketing Authorization Application (“MAA”) for neratinib for the extended adjuvant treatment of early stage HER2-positive breast cancer. On January 23, 2018, the Company announced that the CHMP had communicated a negative trend vote after meeting with the Company to discuss the MAA and that a negative trend vote meant it was unlikely that CHMP would provide a positive opinion related to the Company’s MAA at the formal CHMP meeting. The CHMP has noted that the Company may request a re-examination of the opinion and that a letter of intent to seek re-examination should be submitted within 15 days of acknowledgement of receipt of the final opinion package. The Company plans to submit this request in accordance with this timeline.

CHMP’s vote was based on the results from both the Phase III ExteNET trial in extended adjuvant early stage HER2-positive breast cancer and the Phase II CONTROL trial in extended adjuvant early stage HER2-positive breast cancer.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the timing and substance of CHMP’s decision regarding the Company’s MAA upon re-examination of its negative opinion, and steps to be taken to gain marketing approval in Europe. All forward-looking statements included in this Current Report on Form 8-K involve risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, including the risk factors disclosed in the periodic and current reports filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: February 23, 2018	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President